UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 18, 2025
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
EXELON CORPORATION:
Common Stock, without par value	EXC	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Exelon Corporation (the “Company” or “Exelon”) will be effecting a vendor change for its Employee Savings Plan (the “ESP”) effective on or about December 22, 2025. As a result of this transition, there will be a blackout period during which participants and beneficiaries in the ESP will be temporarily unable to change their contribution rate, direct or diversify investments in their individual accounts (including transfers into or out of Exelon Corporation common stock), or obtain a loan, withdrawal or distribution from their ESP account. The blackout period is expected to begin at 4:00 p.m. Eastern Time on December 3, 2025, and end during the week of December 22, 2025 (the “Plan Blackout Period”).

On November 18, 2025, the Company sent a notice (the “Blackout Notice”) to its directors and executive officers pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR under the Securities Exchange Act of 1934, as amended. The Blackout Notice informed directors and executive officers that during the Plan Blackout Period, they will be prohibited from directly or indirectly purchasing, selling, or otherwise acquiring, disposing or transferring shares of Exelon common stock or derivative securities, acquired in connection with their service as a director or employment as an executive officer of the Company.

A copy of the Blackout Notice is attached as Exhibit 99.1 and is incorporated by reference in this Current Report on Form 8-K. During the Plan Blackout Period and for a period of two years after the ending date of the Plan Blackout Period, security holders or other interested persons may obtain, without charge, information about the actual beginning and ending dates of the Plan Blackout Period and other information regarding the Plan Blackout Period from Exelon’s Corporate Secretary by sending a written request to Exelon Corporation, Attn: Corporate Secretary, 10 South Dearborn Street, P.O. Box 805398, Chicago, Illinois 60680-5398, or by calling (800) 483-3220.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	Notice Provided to Directors and Executive Officers of Exelon Corporation, dated November 18, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Colette D. Honorable
Colette D. Honorable
Executive Vice President, Chief Legal Officer and Corporate Secretary
November 18, 2025

EXHIBIT INDEX

Exhibit No.	Description
99.1	Notice Provided to Directors and Executive Officers of Exelon Corporation, dated November 18, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL)